UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 7, 2003


                             INTER-TEL, INCORPORATED
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                         COMMISSION FILE NUMBER 0-10211


                 ARIZONA                                         86-0220994
      (STATE OR OTHER JURISDICTION                             I.R.S. EMPLOYER
            OF INCORPORATION)                              IDENTIFICATION NUMBER

           1615 S. 52ND STREET
             TEMPE, ARIZONA                                         85281
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


       Registrant's telephone number, including area code: (480) 449-8900

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


     Exhibit
     Number
     ------
      99.1 Press release dated April 7, 2003 announcing anticipated net sales and earnings per share results for, and anticipated cash and short-term investment levels as of, the fiscal quarter ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE


The following information required to be disclosed pursuant to Item 12 - "Disclosure of Results of Operations and Financial Condition" is being furnished under Item 9 - "Regulation FD Disclosure" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216:

On April 7, 2003, Inter-Tel, Incorporated (the "Company") issued a press release announcing anticipated net sales and earnings per share results for, and anticipated cash and short-tem investment levels as of, the fiscal quarter ended March 31, 2003. The full text of this press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that instruction.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTER-TEL, INCORPORATED

Dated: April 7, 2003                    By: /s/ Kurt R. Kneip
                                            ------------------------------------
                                            Kurt R. Kneip
                                            Chief Financial Officer

                                  EXHIBIT INDEX

     Exhibit
     Number
     ------
      99.1 Press release dated April 7, 2003 announcing anticipated net sales and earnings per share results for, and anticipated cash and short-term investment levels as of, the fiscal quarter ended March 31, 2003.